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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (Date of earliest event reported): January 8, 2008

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                               InterDigital, Inc.
             (Exact name of registrant as specified in its charter)



          Pennsylvania               1-11152                23-1882087
  (State or other jurisdiction     (Commission            (IRS Employer
        of incorporation)          File Number)         Identification No.)



781 Third Avenue, King of Prussia, Pennsylvania             19406-1409
    (Address of Principal Executive Offices)                (Zip Code)


        Registrant's telephone number, including area code: 610-878-7800


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.   Other Events.
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Nokia Litigation Update.
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     On December 4, 2007, Nokia Inc. and Nokia Corporation (collectively,
"Nokia") moved for an order terminating, or alternatively, staying the International Trade Commission ("ITC") investigation captioned In re Certain 3G Mobile Handsets and Components Thereof, Investigation No. 337-TA-613 ("Investigation") as to Nokia, on the ground that Nokia and InterDigital Communications, LLC and InterDigital Technology Corporation (collectively, "InterDigital") must first arbitrate a dispute as to whether Nokia is licensed under the patents asserted by InterDigital against Nokia in the Investigation.

     On January 8, 2008, the Honorable Paul J. Luckern, the Administrative Law Judge overseeing the Investigation, issued an order denying Nokia's motion. The timetable for the Investigation (including Nokia and Samsung Electronics Co. Ltd and certain of its affiliates) remains unchanged with an evidentiary hearing scheduled to commence April 21, 2008, the filing of an initial determination by Judge Luckern planned to occur by July 11, 2008 and the final determination by the ITC in the Investigation targeted to be rendered by November 11, 2008.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               INTERDIGITAL, INC.


                               By: /s/ Steven W. Sprecher
                                   --------------------------------
                                   Steven W. Sprecher
                                   Deputy General Counsel



Date: January 10, 2008